                                                                Exhibit 99.2



                            EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "Agreement") is effective as of the 22nd day of June 2005 (the "Effective Date"), by and between CENVEO, INC., a Colorado corporation (the "Company") and James R. Malone ("Executive").

                            W I T N E S S E T H:

         WHEREAS, the Company is engaged in, among other businesses, the businesses of commercial printing, envelope manufacturing and printing, printing of custom business documents, and printing of labels ("Business");

         WHEREAS, the Company wishes to employ Executive as its President and Chief Executive Officer;

         WHEREAS, the Board believes it is imperative (i) to diminish the inevitable and significant distractions of Executive and dilution of the time of Executive, by virtue of the personal uncertainties and risks created by a pending or threatened Triggering Event; (ii) to encourage Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Triggering Event; (iii) to provide Executive with compensation arrangements in the event of a Triggering Event which provide Executive with financial security, which are competitive with those of other corporations; (iv) to ensure that following a Triggering Event Executive does not engage in activities or business pursuits which may threaten or damage the Company; (v) to retain the services of Executive for a reasonable period of time following any Triggering Event; and (vi) to obtain a full and complete Release from Executive should a separation of employment occur in connection with or subsequent to a Triggering Event; and

         WHEREAS, in order to accomplish the objectives described in the immediately preceding recitals, the Board desires to cause the Company to enter into this Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows:

                                  ARTICLE I
                      EMPLOYMENT, REPORTING AND DUTIES

         1.1 Employment. On the terms and subject to the conditions of this
             ----------
Agreement, the Company hereby employs and engages the services of Executive to serve as President and Chief Executive Officer, and Executive agrees to diligently and competently serve as and perform the functions of President and Chief Executive Officer (the "Office") for the term and for the compensation and benefits stated herein.

         1.2 Major Responsibilities; Authority. Executive shall have the
             ---------------------------------
authorities, duties, responsibilities and status (including offices, titles and reporting requirements) usually associated with the Office of companies or divisions of companies having operations, subsidiaries and assets similar in nature and value to the operations, subsidiaries and assets of the Company or its divisions. Executive shall also have such other duties as the Board shall determine and Executive shall accept from time to time.

         1.3 Extent of Service. During the Term (as defined in Section 4.1),
             -----------------
and excluding any periods of vacation and sick leave to which Executive may be entitled, Executive agrees to devote reasonable time and energies to the Business consistent with the duties of the Office and shall not, during the Term, be engaged in any business activity which would interfere or prevent Executive from carrying out Executive's duties under this Agreement, except that Executive shall be permitted to continue serving as a member of the board of directors of AmSouth Bancorporation and Ametek, Inc., but not as an officer or employee, and as a founding partner of Qorval LLC (the "Permitted Business Relationships"). The Company hereby acknowledges that, as of the Effective Date, Executive serves on the governing board or as an officer of a number of other entities. Executive hereby agrees to sever completely those business relationships, other than the Permitted Business Relationships, no later than November 1, 2005, and further agrees not to enter into any board, officer or employee relationship with any other entity during the Term.

                                 ARTICLE II
                       COMPENSATION AND RELATED ITEMS

         2.1 Base Salary. During the Term, as compensation and consideration
             -----------
for the services to be rendered by Executive under this Agreement and for the performance by Executive of the usual obligations of such employment, the Company agrees to pay Executive during the Term, and Executive agrees to accept, a base salary ("Base Salary") of $850,000 per annum which shall be paid in accordance with Company's standard payroll practice. The Board of Directors may, from time to time, increase Executive's Base Salary, and after any such change, Executive's new level of Base Salary shall be Executive's Base Salary for purposes of this Agreement until the effective date of any subsequent change.

         2.2 Annual Incentive Bonus. During the Term, Executive shall be
             ----------------------
eligible to participate in Company's Annual Incentive Program for executives (the "Executive Bonus Program"). The award for an annual performance period (the "Performance Period") in the event the annual performance goals are attained is 100% of the Base Salary or such higher amount based on results in excess of the performance goals as determined by the Board or, if applicable, the Compensation Committee of the Board of Directors (the "Committee").

                  (a) Initial Performance Period. Notwithstanding the
                      --------------------------
         preceding provisions of this Section 2.2, for the Performance Period beginning on the Employment Date (as defined in Section 2.3(a)) and ending on December 31, 2005 (the "Initial Bonus Period"), Executive's bonus award shall be paid irrespective of any performance goals in an amount equal to annual Base Salary multiplied by a fraction, the numerator of which is the number of days in the Initial Bonus Period and the denominator of which is 365 (the "Initial Bonus"). The Initial Bonus shall be paid to Executive as soon as reasonably practicable following Executive's Employment Date. No other bonus shall be payable to Executive under this Section 2.2 in respect of the Initial Bonus Period. Executive shall reimburse the Company for the Initial Bonus in the event before January 1, 2006 Executive terminates his employment with the Company without Good Reason or the Company terminates Executive's employment for Cause.

                  (b) Subsequent Performance Periods. Except as provided in
                      ------------------------------
         Section 2.2(a), any and all annual bonuses under the Executive Bonus Program will be based on the attainment of goals established and approved by the Board or Committee, as applicable, in their sole discretion, in accordance with the Executive Bonus Program. Except as set forth in this Agreement, the terms and conditions of the Executive Bonus Program, as may be amended by the Board from time to time, shall govern the payment, if any, of the annual bonus.

         2.3 Equity Compensation. In addition to the foregoing, as
             -------------------
compensation and consideration for the services to be rendered by Executive under this Agreement and for the performance by Executive of the usual obligations of such employment, Executive shall be entitled to the following equity incentive compensation under the Company's 2001 Long-Term Equity Incentive Plan, as amended (the "Plan"). All such awards shall be in the form of the Company's standard Stock Option Agreement or Restricted Stock Award agreement, as issued by the Company to its executive officers.

                  (a) Stock Option Award. Executive shall receive a stock
                      ------------------
         option award covering 400,000 shares of the Company's common stock ("Stock") as of his employment commencement date (the "Employment Date") or as soon as reasonably practicable thereafter, with an exercise price equal to fair market value on the date of grant (the "Option"). The Option shall include a vesting schedule pursuant to which the Option shall become exercisable over a four year period of Executive's service to the Company starting with the Employment Date. Accordingly, vesting shall occur in 8,333 share increments on the end date of each month of Executive's service during the vesting period, with the additional 16 shares being treated as vesting on the last vesting date. Except as provided in this Agreement, any portion of the Option remaining unvested upon Executive's termination of employment shall be forfeited and shall not thereafter become exercisable. The Option otherwise shall be subject to such terms and conditions regarding the period of exercisability following termination of employment as otherwise applicable to officers and other key employees of the Company.

                  (b) Restricted Stock Award. Executive shall receive a
                      ----------------------
         restricted stock award covering 275,000 shares of Stock, as of the Employment Date or as soon as reasonably practicable thereafter ("Restricted Stock"). The Restricted Stock shall be awarded at no cost to Executive, and shall include a vesting schedule pursuant to which the Restricted Stock shall become the property of Executive on the three-year anniversary of the Employment Date, provided Executive remains in service to Company on such anniversary date (the "Anniversary Date"). Notwithstanding the preceding, if the

         Anniversary Date occurs during a period in which Executive is restricted from selling shares of Stock in the open market because of the operation of the Company's insider trading policy or similar prohibition as then in effect (whether because a trading window is not open or there is another restriction on trading), Executive's vesting in the Restricted Stock will be delayed until the first date on which he no longer is prohibited from selling shares of Stock due to the insider trading plan restriction. Except as otherwise provided in this Agreement, Executive shall forfeit the Restricted Stock in the event Executive's termination of employment occurs prior to the occurrence of vesting.

                  (c) Effect of a Triggering Event. Notwithstanding anything
                      ----------------------------
         to the contrary in this Section 2.3 or under the Plan, in the event a Triggering Event (as defined in Section 6.1) shall occur during the Term of this Agreement, Executive's vesting in the Restricted Stock and the Option shall accelerate to 100% of the number of shares of Stock subject to the award.

         2.4 Disability Coverage. During the Term, the Company shall
             -------------------
maintain disability coverage for Executive, providing for salary continuation in the event of termination of Executive's employment on account of total and permanent disability. The coverage shall provide for salary continuation during the period of long-term disability at no less than $20,000 per month in the aggregate, after taking into account any amount of long-term disability salary continuation payable under the Company's long-term disability program (the "LTD Plan"). For purposes of this Section 2.4, total and permanent disability shall be limited to a disability that results in salary continuation payments under the LTD Plan. In addition, the maximum disability payment period shall not exceed the maximum period for such payments under the LTD Plan.

         2.5 Other Benefits. During the Term, Executive (and Executive's
             --------------
spouse and dependents to the extent provided therein) shall be entitled to participate in and be covered under any and all welfare benefit and similar employee benefit plans, programs, arrangements, or policies that are generally made available by the Company and its affiliates to other key employees, including, but not limited to, any hospitalization, medical, prescription, dental, disability, individual life insurance, group life insurance, accidental death insurance, and travel accident insurance plans, programs, arrangements, and policies. In addition, during the Term, Executive shall be eligible to participate in and be covered under any and all bonus, incentive, savings, retirement, profit sharing, pension, stock option, restricted stock, employee stock ownership, supplemental executive retirement and other employee benefit plans, programs, arrangements, and policies that are generally made available by the Company and its affiliates, and to receive fringe benefits in accordance with the fringe benefit policies of the Company and its affiliates.

         2.6 Expenses. The Company agrees that, during the Term, Executive
             --------
shall be allowed reasonable and necessary business expenses in connection with the performance of Executive's duties hereunder within guidelines established by the Board as in effect at any time with respect to key employees ("Business Expenses"), including, but not limited to, reasonable and necessary expenses for food, travel, lodging, entertainment and other items in the promotion of the Business within such guidelines. The Company shall promptly reimburse Executive for all reasonable Business Expenses incurred by Executive upon Executive's presentation to the

Company of an itemized account thereof, together with receipts, vouchers, or other supporting documentation. After termination of Executive's employment under this Agreement, however such termination may come about, Executive shall have ninety (90) days after the date of such termination to submit Business Expenses incurred during the Term to the Company for reimbursement.

         2.7 Vacation. During the Term, Executive shall be entitled to the
             --------
number of weeks of vacation per year provided to the Company's officers and other key employees.

         2.8 Other Reimbursable Perquisites. The Company agrees that, during
             ------------------------------
the Term, Executive shall be reimbursed for other perquisites in the amount not to exceed $13,000 per calendar year, from an approved list of reimbursable perquisites set forth in writing by the Compensation Committee as is generally applicable to the Company's officers and other key employees.

         2.9 Working Facilities. During the Term, Executive shall be
             ------------------
furnished with an office of a size and with other furnishings and appointments, administrative staff, secretarial and other assistants, stenographic help, and such other facilities and services as are suitable to Executive's position and adequate for the performance of Executive's duties. Executive's place of employment will not be relocated to a location in excess of thirty-five (35) miles from Englewood, Colorado, except for required travel on Company business.

         2.10 Relocation Costs. The Company shall reimburse Executive for
              ----------------
the reasonable costs of moving to the Englewood, Colorado area. In addition, the Company shall reimburse Executive for temporary housing in the Englewood, Colorado area for a period of up to 12 months in connection with the commencement of Executive's employment.

                                 ARTICLE III
                                 EXCULPATION

         The Company agrees that Executive will not be liable for any losses, expenses, costs or damages caused by or resulting from the recommendations, suggestions, actions, errors, omissions or mistakes of Executive undertaken or proposed by Executive if Executive acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Executive's rights under this Article III shall not be deemed exclusive of, but shall be cumulative with, any and all other rights (including, but not limited to, rights of indemnification and advancement of expenses) to which Executive may now or at any time in the future be entitled under applicable law, the Company's articles of incorporation, the Company's bylaws, any agreement (including, but not limited to, this Agreement), any vote of stockholders, any resolution of directors, or otherwise.

                                 ARTICLE IV
                            TERM AND TERMINATION

         4.1 Term. The term of Executive's employment under this Agreement
             ----
("Term") shall be, unless otherwise terminated pursuant to Section 4.2, for an initial term of three years commencing on the Effective Date (the "Initial Term") and shall automatically be renewed for successive periods of one year each thereafter (each, a "Renewal Term") unless Executive delivers written notice of termination to the Company, or the Company delivers written notice of termination to Executive, at least 60 days prior to the end of the Initial Term or any Renewal Term. Upon delivery of any such written notice of termination, the Term shall expire at the end of the Initial Term or Renewal Term next occurring after such delivery.

         4.2 Termination of Employment. Except as may otherwise be provided
             -------------------------
herein, Executive's employment under this Agreement may terminate, and the Term shall terminate, upon the occurrence of:

                  (a) Notice by Company. Ten (10) days after written notice
                      -----------------
         of termination is given by the Company to Executive;

                  (b) Notice by Executive. One-hundred twenty (120) days
                      -------------------
         after written notice of termination is given by Executive to the Company;

                  (c) Death or Disability. Executive's death or, at the
                      -------------------
         Company's option upon Executive's becoming Disabled (as defined in Section 4.6 hereof); or

                  (d) Triggering Event. One hundred twenty (120) days after
                      ----------------
         written notice of termination is given by Executive to the Company upon the occurrence of a Triggering Event (as defined in Section
         6.1 and 6.2).

         Any notice of termination given by the Company to Executive under
Section 4.2(a) above shall specify whether such termination is with or without Cause (as defined in Section 4.4 hereof). Any notice of termination given by Executive to the Company under Section 4.2(b) above shall specify whether such termination is made with or without Good Reason (as defined in Section 4.5 hereof). Any notice of termination given by Executive to the Company under Section 4.2(d) above shall specify whether such termination is made with or without Good Reason (as defined in Section 4.5 hereof).

         4.3 Obligations of the Company Upon Termination.
             -------------------------------------------

                  (a) Cause; Without Good Reason. If the Company terminates
                      --------------------------
         Executive's employment under this Agreement with Cause pursuant to
         Section 4.2(a) hereof, or if Executive terminates his employment without Good Reason, then Executive's employment with the Company shall terminate without further obligations to Executive, other than those obligations owing or accrued to, vested in, or earned by Executive through the date of termination, including, but not limited to:

                           (i) to the extent not theretofore paid,
                  Executive's Base Salary in effect at the time of such termination through the date of termination; and

                           (ii) all other amounts or benefits owing or
                  accrued to, vested in or earned by Executive through the date of termination, including any deferred compensation, under the terms of then existing or applicable plans, programs, arrangements, and policies of the Company and its affiliates, including, but not limited to, any such plans, programs, arrangements, or policies described in
                  Section 2.4 hereof.

                  The obligations owing or accrued to, vested in, or earned by Executive through the date of termination, including, but not limited to, such amounts and benefits specified in clauses (i) and
         (ii) of this Section 4.3(a) shall be hereinafter collectively referred to as the "Accrued Obligations." The Accrued Obligations, shall be paid or caused to be paid by the Company to Executive in accordance with the plans, programs or agreements under which the Accrued Obligations were earned.

                  (b) Good Reason; Without Cause. If Executive terminates
                      --------------------------
         Executive's employment under this Agreement with Good Reason pursuant to Section 4.2(b) or 4.2(d), or if the Company terminates Executive's employment without Cause and pursuant to Section 4.1 or 4.2(a), then Executive's employment with the Company shall terminate, and in lieu of any other severance benefit that would otherwise be payable to Executive:

                           (i) the Company shall pay Executive all Accrued
                  Obligations in accordance with the plans, programs or agreements under which the Accrued Obligations were earned; and

                           (ii) the Company shall, in addition, pay the
                  aggregate of the following amounts to Executive in one lump sum within ninety (90) days after the effective date of such termination or, if required by Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), as of the first business day six months and a day following Executive's termination of employment:

                                    (A) an amount equal to: (I) if the
                           termination of employment occurs prior to the one-year anniversary of the Employment Date, the sum of (x) one (1) times Executive's Base Salary in effect at the time of such termination (but prior to giving effect to any reduction therein which precipitated such termination), and (y) one times Executive's target bonus (at 100% of plan) for the calendar year in which such termination occurred; (I) otherwise, the sum: of (x) two (2) times Executive's Base Salary in effect at the time of such termination (but prior to giving effect to any reduction therein which precipitated such termination), and (y) two times Executive's target bonus (at 100% of plan) for the calendar year in which such termination occurred;

                                    (B) provided that the termination of
                           employment occurs after December 31, 2005, the pro-rata share of Executive's target bonus (at 100% of plan) for the Performance Period in which such termination occurred based upon the proportion that the number of complete months in such Performance Period up to the date of termination bears to the complete Performance Period;

                                    (C) if Executive elects medical or
                           dental coverage under the Company's group medical or dental plans pursuant to Section 4980B of the Internal Revenue Code of 1986, as amended ("Code") ("COBRA Coverage"), the Company shall reimburse Executive, promptly upon request by Executive (upon presentation of reasonable documentation showing prior payment), an amount equal to the premium paid each month by Executive for COBRA Coverage during the eighteen (18) months of such COBRA Coverage;

                                    (D) such individual outplacement service
                           as is appropriate for Executive's position for up to 24 months after termination of employment for a cost not to exceed $15,000; and

                                    (E) assistance to Executive to be
                           provided by a nationally recognized accounting firm selected by the Company or other mutually agreeable accounting firm for federal and state income tax preparation for Executive for the calendar year in which such termination of employment occurs.

                  (c) Death. If Executive's employment is terminated under
                      -----
         Section 4.2(c) hereof by reason of Executive's death, the Company shall pay to Executive's legal representatives the full amount of the Accrued Obligations in accordance with the plans, programs, or agreements under which the Accrued Obligations were earned.

                  (d) Disability. If Executive's employment is terminated
                      ----------
         under Section 4.2(c) hereof by reason of Executive becoming Disabled then the Company shall pay to Executive or Executive's legal representative the full amount of the Accrued Obligations in accordance with the plans, programs, or agreements under which the Accrued Obligations were earned.

         4.4 Cause. As used in this Agreement, the term "Cause" means and is
             -----
limited to (i) willful misconduct by Executive or gross neglect by Executive of his duties as an employee, officer or director of the Company which continues for more than thirty (30) days after Executive's receipt of written notice from the Board to Executive specifically identifying the willful misconduct or gross negligence of Executive and directing Executive to discontinue the same, (ii) the commission by Executive of a crime constituting a felony, or (iii) the commission by Executive of an act, other than an act taken in good faith within the course and scope of Executive's employment, which is intended to be directly detrimental to the Company and exposes the Company to material liability.

         4.5 Good Reason.
             -----------

                  (a) As used in this Agreement, the term "Good Reason" means, provided that no prior event or circumstance which constitutes Cause has occurred or continues to exist:

                           (i) a substantial diminution in the nature of
                  Executive's authorities, duties, responsibilities or status (including offices, titles, reporting requirements and supervisory functions) from those in effect at the time of execution of this Agreement. Notwithstanding the foregoing, Executive shall not assert as "Good Reason" the sole fact that a portion of Executive's duties and responsibilities directly attributable to a change in the ownership of the Company or a Business Segment, as the case may be, has been eliminated (the "Eliminated Duties and Responsibilities"), unless the performance of all or a material portion of the Eliminated Duties and Responsibilities continue to be required;

                           (ii) the required relocation of Executive's place
                  of employment to a location in excess of thirty-five (35) miles from the Executive's place of employment at the time Executive commences employment, except for required travel on Company business to an extent substantially equivalent to Executive's business travel obligations at the time of execution of this Agreement;

                           (iii) any reduction by the Company of Executive's
                  base salary, or a material reduction in Executive's bonus opportunities, or other incentive opportunities (other than reductions made in any retirement or savings plan intended to qualify under Code Section 401(a)) from those in effect at the time of execution of this Agreement;

                           (iv) the Company breaches any material provision
                  of this Agreement and such breach is not cured within thirty (30) days after the Company's receipt of notice thereof from Executive;

                           (v) the failure of the Company to continue in
                  effect Executive's participation in the Company's employee benefit plans, programs, arrangements and policies, at a level substantially equivalent in value to and on a basis consistent with the relative levels of participation of other similarly positioned employees; or

                           (vi) the failure of the Company to obtain from a
                  successor (including a successor to a material portion of the business or assets of the Company) a satisfactory assumption in writing of the Company's obligations under this Agreement;

                            (vii) the failure of the Company to continue to
                  provide Executive with office space, related facilities and support personnel (including, but not limited to, administrative and secretarial assistance) that are both commensurate in all material respects with the Office and Executive's responsibilities to and position with the Company, unless they are not materially dissimilar to the office space, related facilities and support personnel provided to other key executive officers of the Company;

                           (viii) the Company notifies Executive of the
                  Company's intention not to observe or perform one or more of the material obligations of the Company under this Agreement;

                           (x) the Company's termination of Executive's
                  employment pursuant to a failure or refusal of the Company to renew this Agreement (by giving Executive Notice of such decision pursuant to Section 4.1); or

                           (xi) without, in each case, Executive's prior
                  written consent, (A) the removal of Executive as a director of the Company, if it is a surviving entity in the change-in-control transaction of the type described in
                  Section 6.1 herein, or (B) the failure of Executive to be named as a director of any successor to the Company (a "Successor Entity"), or (C) the failure of Executive to be nominated for election to the Board of Directors of the Company or any Successor Entity or (D) the failure of Executive to be elected or reelected to the Board of Directors of the Company or any such Successor Entity, or
                  (E) the failure of Executive to be appointed to the Board of Directors of any entity that controls the Company or any Successor Entity (a "Controlling Entity") or (F) the removal of Executive as a director of any Controlling Entity, or (G) the failure of Executive to be nominated for election to the Board of Directors of any Controlling Entity, or (H) the failure of Executive to be elected or reelected to the Board of Directors of any Controlling Entity.

                  (b) New Office. If, at any time during the Term of this
                      ----------
         Agreement, whether before or after the occurrence of a Triggering Event, Executive receives a written description from the Company of the nature of Executive's authorities, duties, responsibilities, status, salary, bonus and other employee benefits, or job location thereafter, and Executive accepts in writing such new authorities, duties, responsibilities, status, salary, bonus and other employee benefits, or job location ("New Office") with the Company without determining that the New Office causes a Good Reason as set forth in Section 4.5(a), then for the remaining Term, the New Office shall be the authorities, duties, responsibilities, status, salary, bonus and other employee benefits, or job location to be used by Executive in determining whether Good Reason occurs thereafter pursuant to Section 4.5(a).

         4.6 Disabled. As used herein, "Disabled" shall mean a mental or
             --------
physical impairment which, in the reasonable opinion of a qualified doctor selected by the Company, renders Executive unable to perform with reasonable diligence the ordinary functions and duties of Executive on a full-time basis in accordance with the terms of this Agreement, which inability continues for a period of not less than 180 consecutive days.

         4.7 Affiliate. As used herein, "affiliate" and "affiliates" shall
             ---------
mean, when used with respect to any specified entity, individual, or other person, any other entity, individual, or other person which, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with such specified entity, individual or person. The term "control" and derivations thereof when used in the immediately preceding sentence means the ownership, directly or indirectly, of 50% or more of the outstanding voting equity interests of an entity or other person or possessing the power to direct or cause the direction of the management and policies of such entity or other person, whether through the ownership of voting equity interests, by contract or otherwise.

         4.8 Return of Materials; Confidential Information. In connection
             ---------------------------------------------
with Executive's separation from employment for any reason, Executive shall return any and all property belonging to the Company including, but not limited to, any and all documents or other media containing Confidential and Proprietary Information, any customer information, production information, manufacturing-related information, pricing information, files, memoranda, reports, pass codes/access cards, training or other reference manuals, Company vehicle, telephone, gas cards or other Company credit cards, keys, computers, laptops, including any computer disks, software, facsimile machines, printers, telephones, pagers or the like.

         4.9 Legal Fees and Expenses. If Executive shall substantially
             -----------------------
prevail in any contest by or against the Company or others contesting the validity or enforcement of, or liability under, any term or provision of this Agreement, the Company shall pay any and all reasonable attorneys' fees and expenses incurred by Executive as a result of any such contest. Otherwise, each party shall bear his, her or its own expenses in connection with any such contest.

         4.10 Non-exclusivity of Rights. Nothing in this Agreement shall
              -------------------------
prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan, program, arrangement or policy provided by the Company or any of its affiliates (including, but not limited to, any plan, program, arrangement or policy described in Section 2.5 hereof) and for which Executive and/or Executive's spouse and dependents may qualify.

         4.11 Full Payment; No Mitigation Obligation. The Company's
              --------------------------------------
obligation to make the payments provided for in sections 4.3(b)(ii)(A)-(E) of this Agreement and otherwise to perform its obligations hereunder shall be subject to any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Executive, and is also contingent upon Executive's execution of the release described in Section
4.12 below. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement.

         4.12 Delivery of Release. Within thirty (30) days after Executive
              -------------------
terminates employment with Good Reason or the Company terminates Executive's employment without Cause, the Company shall provide to Executive, or Executive's legal representative, a customary form of written release, reasonably favorable to the Company, its agents and assigns, which form shall be satisfactory to the Company and generally consistent with the form of release used by the Company prior to such termination of employment (the "Release"). As a condition to the obligation of the Company to make the payments provided for in this Agreement and otherwise perform its obligations hereunder to Executive upon termination of Executive's employment, Executive, or Executive's legal representative, shall execute and deliver the Release to the Company.

         4.13 Allocations. The payments made under Section 4.3(b)(ii)(A)-(E)
              -----------
shall, in the aggregate, be in consideration for the Executive's separate agreements under Sections 4.12 and Article V of this Agreement and, in part, to provide Executive certain additional severance benefits under the circumstances set forth in this Section 6.2. The allocation of the aggregate payment as the specific consideration for each separate agreement of Executive and as an additional severance benefit shall be in the sole discretion of the Company.

         4.14 Mitigation. Executive agrees to do anything reasonably
              ----------
requested by Company to mitigate the effects of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties incurred by Executive with respect to such excise tax (such excise tax, together with any such interest or penalties, are hereinafter collectively referred to as the "Excise Tax") by agreeing to a reallocation of the payments made by the Company pursuant to Section 4.13 above. In addition, at the option of the Executive, if a reduction in the payments made under Section 4.3(b)(ii)(A)-(E) would eliminate some or all of the Excise Taxes, the payment payable under such Sections will be reduced by the amount that will eliminate the imposition of such Excise Tax. Executive agrees that any such election shall be made based on the independent tax advice received by the Executive.

         4.15 Exceptions. Section 4.3(b)(ii)(A)-(E) shall not apply to the
              ----------
termination by the Company of Executive's employment if Executive continues employment with, or is offered employment by the Company or its successor on terms that would not otherwise qualify as Good Reason.

                                  ARTICLE V
                    NON-COMPETITION AND NON-SOLICITATION

         5.1 Non-Competition.
             ---------------

                  (a) Executive acknowledges that during his employment with the Company he has enjoyed a position of trust and confidence that gave him complete access to Confidential and Proprietary
         Information, which has value to the Company.

                  (b) Executive agrees that he will continue to protect the confidentiality of all such Confidential and Proprietary Information and will not disclose it at any time following his termination of employment. It is understood that this prohibition may be enforced by injunctive relief because the disclosure of such information would be likely to result in irreparable injury to the Company.

                  (c) Executive acknowledges that his service as President and Chief Executive Officer of the Company means that he comes within the statutory exception contained in subsection 2(d) of C.R.S. Section 8-2-113, which allows for non-competition agreements between employers and executives, managers, officers and professional staff.

                  (d) Executive accordingly agrees that for the term of this Agreement and for the duration of the Restriction Period (as defined in Section 5.6) he shall not directly or indirectly engage in competition with the Company by taking any of the following actions:

                           (i) Owning, managing, operating, joining,
                  controlling or providing services to (or participating in the ownership, management, operation or control of, other than as a holder of less than 5% of the shares of a public company), aiding or assisting any corporation, association, partnership, limited liability company, proprietorship or other business entity, regardless of form, that at any location in the United States or Canada engages in the business of commercial, envelope, label and/or office products printing, as such businesses are currently engaged in by the Company or as may be engaged in by the Company at the time of termination of Executive's employment;

                           (ii) Serving as an employee, agent, consultant,
                  officer, director, advisor, or creditor of any such business entity or enterprise described in (i) above;

                           (iii) Inducing or attempting to induce any
                  customer, supplier or business relation of the Company to cease doing business with the Company or in any other way interfering with the relationship between any customer, supplier or business relation and the Company; or

                           (iv) Executive acknowledges that the restrictions
                  set forth above are reasonable and appropriate to protect the Confidential and Proprietary Information of value to the Company, which would be inevitably disclosed if he competed, directly or indirectly, as set forth above. If however, a court determines that any of the foregoing restrictions are unreasonable in duration, scope or area of restriction, then Executive and the Company agree that the restrictions shall be applied only to the activities and territory, and only for the period of time, that the court determines reasonable in light of all then-existing circumstances.

         5.2 Non-Solicitation of Employees. The Executive agrees that for
             -----------------------------
the term of this Agreement and for the duration of the Restriction Period (as defined in Section 5.6) he shall not directly or indirectly solicit or recruit, or attempt to solicit or recruit, or hire, or attempt to hire, any employee of the Company who is employed by the Company or was employed by the Company at any time during the last year of the Executive's employment with the Company.

         5.3 Confidential Information. As used herein, "Confidential and
             ------------------------
Proprietary Information" means all information of a technical or business nature such as ideas, discoveries, inventions, improvements, trade secrets, know-how, manufacturing processes, specifications, writings and other works of authorship, computer programs, software and data, source codes, financial figures and reports, marketing plans and data, customer lists and data, business plans or data which relate to the actual or anticipated business of the Company or any of its affiliates or their actual or anticipated areas of research and development, evaluations of, and the use or non-use by Company or any of its affiliates of, technical or business information in the public domain, forecasts, strategic plans, arrangements with manufacturers, suppliers, brokers and other third parties, financing plans, personnel records, customer lists, manuals, records, information regarding actual or potential customers or suppliers, marketing plans, present and proposed trade marks, service marks, names, brands and labels, packaging and advertising plans and data, product formulations, regulatory plans, programs and data, legal matters, patent and trademark matters and any proprietary or secret information (whether such information is owned by, licensed to or otherwise possessed by the Company or any of its affiliates), whether patentable or not. Executive shall, both during and after Executive's employment with the Company, protect and maintain the confidential, trade secret and/or proprietary character of all Confidential Information. Executive shall not, during or after termination of Executive's employment, directly or indirectly, use (for Executive or another) or disclose any Confidential Information, except as may be necessary for the performance of Executive's duties under this Agreement. Executive shall deliver promptly to the Company, at the termination of Executive's employment, or at any other time at the Company's request, without retaining any copies, all documents and other material in Executive's possession relating, directly or indirectly, to any Confidential Information. Each of Executive's obligations in this Section 5.3 shall also apply to the confidential, trade secret and proprietary information learned or acquired by Executive during Executive's employment from others with whom the Company or any of its affiliates has a business relationship. In the Event Executive becomes legally compelled to disclose Confidential and Proprietary Information pursuant to a subpoena, summons, order or other judicial or governmental process, Executive shall provide the Company with prompt written notice thereof. The Company may either seek a protective order or another appropriate remedy, or waive Executive's compliance with the relevant provisions of this Agreement. In the event such a protective order or other remedy is not obtained, or the Company provides the waiver without having sought the protective order or other remedy, Executive shall furnish only that portion of the Confidential and Proprietary Information that is legally required.

         5.4 Specific Enforcement; Modification. Executive acknowledges that
             ----------------------------------
the provisions of Sections 5.1, 5.2 and 5.3 are reasonable and necessary for the protection of the Company and that the Company will be irrevocably damaged if such provisions are not specifically enforced. Accordingly, Executive agrees that, in addition to any other remedy to which the Company may be entitled, the Company shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining it from any actual or threatened breach of such provisions, without bond or other security being required. Should a court of competent jurisdiction declare any of the covenants set forth in Article V unenforceable, the court shall be empowered to modify and reform such covenants so as to provide relief reasonably necessary to protect the interests of the Company and Executive and to award injunctive relief, or damages, or both, to which the Company may be entitled.

         5.5 Provisions Not Exclusive. The provisions of Sections 5.1, 5.2,
             ------------------------
5.3 and 5.4 do not supercede or replace any non-competition, confidentiality or non-solicitation agreements between Executive and the Company or any of its affiliates now in effect or entered into in the future.

         5.6 Restriction Period Defined. For purposes of this Article V, the
             --------------------------
term "Restriction Period" shall mean the two- (2-) year period immediately following Executive's termination of employment from the Company without Good Reason, for Cause or on account of Disability. Otherwise, the "Restriction Period" shall mean the one- (1-) year period immediately following Executive's termination of employment from the Company.

                                 ARTICLE VI
                    FUNDAMENTAL CHANGES/TRIGGERING EVENTS

         6.1 Triggering Event. As used herein, the term "Triggering Event"
             ----------------
shall mean the occurrence with respect to the Company of any of the following events:

                  (a) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than (i) the Company (or one of its subsidiaries) or (ii) any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or 50% or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock or other securities);

                  (b) an event of a nature that would be required to be reported in response to Item 5.01(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act or would have been required to be so reported but for the fact that such event had been "previously reported" as that term is defined in Rule 12b-2 promulgated under the Exchange Act;

                  (c) any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than (i) the Company (or one of its subsidiaries) or (ii) any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall become the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or 50% or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock or other securities);

                  (d) the stockholders of the Company shall approve any liquidation or dissolution of the Company;

                  (e) the stockholders of the Company shall approve a merger, consolidation, reorganization, recapitalization, exchange offer, acquisition or disposition of assets or other transaction after the consummation of which any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) would become the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or 50% or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock or other securities);

                  (f) individuals who constitute the Board on the date hereof ("Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors comprising the remaining members of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (f), considered as though such person were a member of the Incumbent Board; or

                  (g) a recapitalization or other transaction or series of related transactions occurs which results in a decrease by 50% or more in the aggregate percentage ownership of the then outstanding common stock of the Company or 50% or more in the combined voting power of the outstanding securities of the Company held by the stockholders of the Company immediately prior to giving effect thereto (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants).

         6.2 Obligations of the Company upon Certain Termination in
             ------------------------------------------------------
Anticipation of, on or after a Section 6.1 Triggering Event Occurring on or
---------------------------------------------------------------------------
after the One-Year Anniversary. If on or after the one-year anniversary of
------------------------------
the Employment Date:

                  (a) Executive terminates Executive's employment with the Company, pursuant to Section 4.2(d), on or after the occurrence of a Triggering Event of the type described in Section 6.1 above with Good Reason, or

                  (b) the Company terminates Executive's employment with the Company without Cause in anticipation of, on or after the occurrence of a Triggering Event of the type described in Section
         6.1 above, then

in lieu of any other severance benefits that would otherwise be payable to Executive the Company shall pay that amount due and owing to Executive under
Section 4.3(b) above, plus an additional amount equal to the sum of (i) one
(1) times Executive's Base Salary in effect at the time of such termination (but prior to giving effect to any reduction thereof which precipitated such termination) plus (ii) one (1) times Executive's target bonus (at 100% of plan) for the
calendar year in which such termination occurred. If the amounts just described are payable to Executive under this Section 6.2, the Company shall in addition reimburse Executive for the reasonable costs of moving from the Englewood, Colorado area to his new place of residence.

         6.3 Stay-on Requirement. In consideration for the agreements of the
             -------------------
Company hereunder and as a condition for the payments to be made to pursuant to Section 6.2 hereof, Executive agrees that Executive will not terminate his employment with the Company prior to or within one hundred twenty (120) days following a Triggering Event.

                                 ARTICLE VII
                             GENERAL PROVISIONS

         7.1 Governing Law. This Agreement shall be governed by and
             -------------
construed in accordance with the laws of the state of Colorado.

         7.2 Assignability. This Agreement is personal to Executive and
             -------------
without the prior written consent of the Company shall not be assignable by Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive's legal representatives and heirs. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company shall require any corporation, entity, individual or other person who is the successor (whether direct or indirect, by purchase, merger, consolidation, reorganization, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform, by a written agreement in form and substance satisfactory to Executive, all of the obligations of the Company under this Agreement. As used in this Agreement, the term "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, written agreement, or otherwise.

         7.3 Withholding. The Company may withhold from any amounts payable
             -----------
under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

         7.4 Entire Agreement; Amendment. This Agreement constitutes the
             ---------------------------
entire agreement and understanding between Executive and the Company with respect to the subject matter hereof and, except as otherwise expressly provided herein, supersedes any prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. Except as may be otherwise provided herein, this Agreement may not be amended or modified except by subsequent written agreement executed by both parties hereto.

         7.5 Multiple Counterparts. This Agreement may be executed in
             ---------------------
multiple counterparts, each of which shall constitute an original, but all of which together shall constitute one Agreement.

         7.6 Notices. Any notice provided for in this Agreement shall be
             -------
deemed delivered upon deposit in the United States mails, registered or certified mail, addressed to the party to whom directed at the addresses set forth below or at such other addresses as may be substituted therefor by notice given hereunder. Notice given by any other means must be in writing and shall be deemed delivered only upon actual receipt.

          If to the Company:

                  Cenveo, Inc.
                  8310 S. Valley Highway, #400
                  Englewood, Colorado 80112-5806
                  Attention: Chairman of the Board

                  with a copy to:

                  Cenveo, Inc.
                  8310 S. Valley Highway, #400
                  Englewood, Colorado 80112-5806
                  Attention: General Counsel

         If to Executive:

                  James R. Malone
                  5150 North Tamiami Trail
                  Suite 403
                  Naples, Florida 34103

         7.7 Waiver. The waiver of any breach of any term or condition of
             ------
this Agreement shall not be deemed to constitute the waiver of any breach of the same or any other term or condition of this Agreement.

         7.8 Severability. In the event any provision of this Agreement is
             ------------
found to be unenforceable or invalid, such provision shall be severable from this Agreement and shall not effect the enforceability or validity of any other provision of this Agreement. If any provision of this Agreement is capable to two constructions, one of which would render the provision void and the other that would render the provision valid, then the provision shall have the construction that renders it valid.

         7.9 Other Severance Benefits. This Agreement replaces and
             ------------------------
supercedes any and all provisions of and benefits under any other severance agreement or program under which Executive would otherwise be entitled to severance benefits.

         7.10 Arbitration of Disputes. Except for disputes and controversies
              -----------------------
arising under Article V or involving equitable or injunctive relief, any dispute or controversy arising under or in connection with this Agreement shall be conducted in accordance with the rules set forth by the American Arbitration Association. The decision of the arbitrator shall be binding on

Executive and the Company. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                   CENVEO, INC.

                                   By: /s/ Susan O. Rheney
                                      ---------------------------------------
                                   Name:  Susan O. Rheney
                                   Title: Chairman



                                   /s/ James R. Malone
                                   ------------------------------------------
                                   James R. Malone